SECURITIES AND EXCHANGE
                    COMMISSION WASHINGTON, DC
                    20549
                          FORM 8-K
                      CURRENT REPORT
            Pursuant to Section 13 or 15(d)
            of The Securities Exchange Act of
            1934

           Date of Report:  January 28, 1997
            (Date of earliest event reported)

                 LIDAK PHARMACEUTICALS
  (Exact name of registrant as specified in its charter)

                        CALIFORNIA
        (State or other jurisdiction of incorporation)

         0-18734                     33-0314804
(Commission File Number)           (IRS Employer
                                 Identification No.)

11077 North Torrey Pines Road, La Jolla, California 92037
    (Address of principal executive offices)     (Zip code)

                     (619) 558-0364
      (Registrants telephone number, including area code)

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Item 5.  OTHER EVENTS

      On January 28, 1997, the Company announced that it's
Board of Directors is extending the February 26, 1997 expiration date of its Class D Warrants to December 31, 1997.

      The Class D Warrants, which were issued in connection with a Private Financing completed in February 1992, entitles holders to purchase one share of the Company's Class A Common
Stock for each warrant at an exercise price of $1.50.


                             SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             LIDAK PHARMACEUTICALS

Date:  February 11, 1997        By:/s/David H. Katz
                               -----------------------------
                                President  and  Chief
                                Executive Officer